UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 7, 2022

GLOBAL BLOOD THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Oyster Point Blvd.
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 741-7700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “GBT,” “Company,” “we,” “our,” and “us” means Global Blood Therapeutics, Inc., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 1.01. Entry into a Material Definitive Agreement.

On August 7, 2022, Global Blood Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Parent”), and Ribeye Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).  The Board of Directors of the Company has unanimously approved the Merger Agreement and has recommended that the stockholders of the Company adopt the Merger Agreement.

The consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval by the Company’s stockholders of the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain non-U.S. antitrust approvals, (iii) the absence of injunctions or other legal restraints in certain jurisdictions preventing or prohibiting the consummation of the Merger and (iv) certain other conditions set forth in the Merger Agreement. The Merger is expected to close as early as the fourth quarter of 2022.

At the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), other than Shares owned by (i) the Company, any subsidiary of the Company, Parent, Merger Sub or any other subsidiary of Parent and (ii) stockholders of the Company who have validly exercised their statutory rights of appraisal under the Delaware General Corporation Law (the “DGCL”), will be converted into the right to receive $68.50 (the “Merger Consideration”) in cash, without interest and subject to any required withholding of taxes.

Each stock option outstanding immediately prior to the Effective Time, whether or not vested, will be canceled at the Effective Time and converted into the right of the holder to receive (i) the excess, if any, of the Merger Consideration over the exercise price per Share of the stock option, multiplied by (ii) the number of Shares subject to the stock option immediately prior to the Effective Time.  Each restricted stock unit and performance stock unit outstanding immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right of the holder to receive (i) the Merger Consideration multiplied by (ii) the number of Shares subject to such restricted stock unit or performance stock unit (as applicable) immediately prior to the Effective Time (assuming in the case of performance stock units, that all applicable performance measures, other than those tied to a price hurdle with respect to a Share (and not relative total shareholder return), are satisfied at the greater of (x) the target level of performance and (y) the actual level of performance (measured as of the Effective Time)).  All performance stock units with performance measures that are tied to a price hurdle with respect to a Share (and not relative total shareholder return) will be forfeited at the Effective Time.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a customary “no shop” provision that, in general, restricts the Company’s ability to solicit third-party acquisition proposals or provide information to, or engage in discussions or negotiations with, third parties regarding or that would reasonably be likely to lead to any acquisition proposal. The no shop provision is subject to a customary “fiduciary out” provision that allows the Company, prior to receiving the approval of the Company’s stockholders, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that could reasonably be expected to lead to a “Superior Company Proposal” (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Company Proposal upon payment to Parent of the Termination Fee discussed below.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept a Superior Company Proposal, the Company will be required to pay a fee equal to $217 million (the “Termination Fee”). The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified antitrust related circumstances, Parent will be required to pay to the Company a “reverse termination fee” equal to $326 million.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing descriptions of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the United States Securities and Exchange Commission (the “SEC”). Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2022, the Board of Directors of the Company adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. The Amendment amended the Company’s existing forum selection bylaw and provides that, unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for certain corporate law matters and actions or proceedings asserting an “internal corporate claim,” as that term is defined in Section 115 of the DGCL, and (b) the federal district courts of the United States of America will be exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.  Other Events.

On August 8, 2022, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 7, 2022, among Pfizer Inc., Ribeye Acquisition Corp. and Global Blood Therapeutics, Inc.
3.1	Amendment to the Amended and Restated Bylaws of Global Blood Therapeutics, Inc.
99.1	Joint Press Release of Pfizer Inc. and Global Blood Therapeutics, Inc., dated August 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward‑looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to Parent, the Company and the acquisition of the Company by Parent that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”.  Forward-looking statements include, without limitation, statements regarding the transactions and related matters; prospective performance and opportunities; post-closing operations and the outlook for the companies’ businesses; filings and approvals relating to the transactions; the expected timing of the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, uncertainties as to the timing of the transactions; the risk that the transactions may not be completed in a timely manner or at all; risks and uncertainties related to receiving the approval of the Company’s stockholders; the possibility that competing offers or acquisition proposals for the Company will be made; the possibility that any or all of the various conditions to the consummation of the transactions may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the risks that drug-related adverse events may be observed during commercialization or clinical development; the risk that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; risks related to clinical trials and other studies (including the anticipated timing of clinical data, the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs); the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its third-party payors, customers, distributors, suppliers and others with whom it does business or its operating results and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; difficulties or unanticipated expenses in connection with integrating the companies; and other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 23, 2022, and in our most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties and other important factors in our subsequent Current Reports on Form 8-K and other filings with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect the Company’s results. As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward‑looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2022.  To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed transactions, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. The definitive proxy will be mailed to the Company’s stockholders in connection with the proposed transactions. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE) OR ANY DOCUMENTS INCORPORATED BY REFERENCE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge on the SEC’s website at www.sec.gov or by directing a request to the Company at investor@gbt.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOOD THERAPEUTICS, INC.

Date: August 8, 2022	By:	/s/ Ted W. Love, M.D.
Ted W. Love, M.D. President and Chief Executive Officer